UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Mid-State Bancshares

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1026 East Grand Avenue

Arroyo Grande, California 93420

NOTICE OF 2006 ANNUAL MEETING

OF SHAREHOLDERS AND PROXY STATEMENT

MEETING DATE: MAY 16, 2006

991 Bennett Avenue, P.O. Box 6002, Arroyo Grande, California 93421-6002

805/473-6829 • Fax 805/473-7752

April 17, 2006

Dear Shareholder:

We are pleased to invite you to the Annual Meeting of Shareholders of Mid-State Bancshares to be held on Tuesday, May 16, 2006, at 7:30 p.m, local time, at The Clark Center, 487 Fair Oaks Avenue, Arroyo Grande, California 93420. As in the past, in addition to considering the matters described in the Proxy Statement, we will review major developments since our last Shareholders’ Meeting.

We hope that you will attend the Meeting in person; however, we strongly encourage you to designate the proxies named on the enclosed Proxy Card to vote your shares. This will ensure that your common stock is represented at the Meeting. You will also be able to vote by telephone or by the Internet. The Proxy Statement explains more about these voting procedures. Please read it carefully and please vote promptly.

We look forward to your participation.

By Order of the Board of Directors,

James G. Stathos

Secretary

MID-STATE BANCSHARES

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Mid-State Bancshares:

NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (“Meeting”) of Mid-State Bancshares (“Mid-State”) will be held as follows:

Place:	The Clark Center

487 Fair Oaks Avenue

Arroyo Grande, California

Date:	Tuesday, May 16, 2006
Time:	7:30 p.m. local time

Matters to be voted on:

•

Election of Directors. To elect four (4) Class I Directors to the Board of Directors of Mid-State for terms expiring in 2009 or until their successors have been elected and have qualified. The Board of Directors has nominated the following persons for election:

Trudi G. Carey
H. Edward Heron
James W. Lokey
Stephen P. Maguire

•	To transact any other business that may be properly brought before the Meeting or any postponement or adjournment of the Meeting.

Only those shareholders of record at the close of business on March 31, 2006, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

Section 2.11 of the Mid-State Bylaws provide for the nomination of directors as follows:

“Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the Corporation by the later of the close of business 21 days prior to any meeting of shareholders called for the election of directors or 10 days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each

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proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.”

IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR VOTE BY TELEPHONE OR INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING AND YOU WISH TO CHANGE YOUR VOTE, YOU MAY WITHDRAW YOUR PROXY PRIOR TO THE TIME IT IS VOTED AND VOTE IN PERSON OR BY FILING A LATER DATED PROXY.

PLEASE INDICATE ON THE PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO WE CAN PROVIDE ADEQUATE ACCOMMODATIONS.

James G. Stathos

Secretary

April 17, 2006

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TABLE OF CONTENTS

Proxy Statement	1

General Information About the Meeting	1

Corporate Governance	3

Proposal 1: Election of Directors	8

Relationship with Independent Accountants	20

Shareholder Proposals and Nominations for the 2007 Annual Meeting	21

Additional Information	22

Appendix A: Audit Committee Charter	A-1

Appendix B: Audit Committee Report	B-1

Appendix C: Compensation Committee Report	C-1

i

MID-STATE BANCSHARES

1026 East Grand Avenue

Arroyo Grande, CA 93420

PROXY STATEMENT

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the 2006 Annual Meeting of Shareholders by the proxies named on the enclosed proxy card. This proxy statement is being sent to you in connection with this request and has been prepared for the Board by our management. “We,” “our,” or “Mid-State” refer to Mid-State Bancshares. The proxy statement is being sent to our shareholders on or about April 17, 2006.

GENERAL INFORMATION ABOUT THE MEETING

The Meeting. The Meeting will be held on Tuesday, May 16, 2006 at 7:30 p.m., local time, at The Clark Center, 487 Fair Oaks Avenue, Arroyo Grande, California. The term “Meeting” means this meeting and any postponements or adjournments of it.

Who Can Vote. You are entitled to vote your Mid-State common stock, no par value, if our records showed that you held your shares as of March 31, 2006. At the close of business on that date, a total of 22,377,998 shares of common stock were outstanding and entitled to vote. Each share of Mid-State common stock owned on the record date has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote. Your vote is confidential and will not be disclosed to persons other than those recording the vote.

Voting Your Proxy. If your common stock is held by a broker, bank, or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxies how to vote your common stock by using the toll free telephone number or the Internet voting site listed on the proxy card or by signing, dating, and mailing the proxy card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your shares in person. Specific instructions for using the telephone and Internet voting systems are on the proxy card. The proxies will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted for the election of directors named in this proxy statement

Matters to be Presented. We are not now aware of any matters to be presented other than those described in this proxy statement. If any matters not described in the proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies can vote your common stock on the new meeting date as well, unless you have revoked your proxy instructions.

Revoking your Proxy. To revoke your proxy instructions if you are a holder of record, you must advise the Secretary in writing before the proxies vote your common stock at the meeting, deliver later proxy instructions, or attend the meeting and vote your shares in person. Unless you decide to attend the meeting and vote your shares in person after you have submitted voting instructions to the proxies, we recommend that you revoke or amend your prior instructions in the same way you initially gave them – that is, by telephone, Internet, or in writing. This will help to ensure that your shares are voted the way you have finally determined you wish them to be voted.

How Votes are Counted. The annual meeting will be held if a majority of the outstanding common stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. If you hold your common stock through a nominee, generally the nominee may vote the common stock that it holds for you only in accordance with your instructions. Brokers who are members of the National Association of Securities Dealers, Inc. may not vote shares held by them in a nominee’s name unless they are permitted to do so under applicable rules. Under New York Stock Exchange rules, a member broker that has transmitted proxy soliciting materials to a beneficial owner may vote on matters that the Exchange has determined to be routine if the beneficial owner has not provided the broker with voting instructions within 10 days of the meeting. If a nominee cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter. Broker non-votes count for quorum purposes, but we do not count either abstentions or broker non-votes as votes for or against any proposal.

Cost of this Proxy Solicitation. We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, we expect that a number of our employees will solicit shareholders for the same type of proxy, personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, on request, reimburse brokers, banks, and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

Attending the Meeting. If you are a holder of record and plan to attend the annual meeting, please so indicate when you vote. The lower portion of the proxy card is your admission ticket. If you are a beneficial owner of common stock held by a broker, bank, or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership. If you want to vote your common stock held in nominee name in person, you must get a written proxy in your name from the broker, bank, or other nominee that holds your shares.

CORPORATE GOVERNANCE

Consistent with our perception of good business principles, we historically have had a strong commitment to good corporate governance and to the highest standards of ethical conduct. Additionally, as part of a highly regulated industry, the corporate governance principles and procedures of the Sarbanes-Oxley Act of 2002 (“SOA”), the Securities and Exchange Commission (the “SEC”) and Nasdaq (our common stock is listed on the Nasdaq national market) are quite familiar. For instance, we believe that at least a majority of our directors have been “independent” at Mid-State Bank & Trust since at least 1961 and that it has been the case at Mid-State Bancshares since it was formed in 1998. We have for some time delegated policy making and oversight functions to committees which also consist almost entirely of independent directors. We have also had a formal corporate code of ethics in place since 1997. During the last several years, we have been formalizing, refining, and fine-tuning our procedures to comply with the new requirements. We believe that we have taken all required actions to comply with all applicable provisions of the SOA, implementing regulations and the Nasdaq rules.

Corporate Governance Guidelines

We have formalized our corporate governance practices into a set of Corporate Governance Guidelines, which include guidelines for determining director independence and reporting concerns to non-employee directors. All of our corporate governance materials, including the Corporate Governance Guidelines and committee charters, are published on the Investor Information section of our website at www.midstatebank.com. The Board regularly reviews corporate governance developments and modifies these Guidelines and charters as warranted. Any modifications are reflected on our website.

Board of Directors

Mid-State is governed by a Board of Directors (the “Board”) and various committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and committee meetings and also through telephone contact and other communications with the Chairman, the Chief Executive Officer and other officers regarding matters of concern and interest to Mid-State as well as by reviewing materials provided to them. During 2005, there were thirteen (13) meetings of the Board.

Director Independence

It is the Board’s objective that at least the majority of the Board consists of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company and is otherwise an “independent director” within the meaning of the Nasdaq rules. The Board has determined that the following eight (8) directors/nominees (constituting 80% of the entire Board) satisfy Nasdaq’s independence requirements: Andrews, Carey, Flood, Heron, Maguire, Miner, Morris, and Rains.

The Nasdaq rules require all members of the Audit, the Compensation, and the Nominating and Corporate Governance Committees to be independent directors. Members of the Audit Committee must also satisfy an additional SEC requirement, which provides that they may not accept directly or indirectly, any consulting, advisory, or other compensatory fee from us or any of our subsidiaries other than their director’s compensation. The Board has determined that all members of the Nominating and Corporation Governance Committee, Audit, and Compensation Committees satisfy the relevant independence requirements.

Meetings and Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual shareholders’ meeting. In 2005, all of the then ten (10) members of the Board attended our annual shareholders meeting.

Each of the directors who was a director during all of 2005 attended at least 75% of the meetings of the Board and committees on which they served in 2005.

Communication with the Board of Directors

The ability of shareholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has included in the Corporate Governance Guidelines a process by which a shareholder may communicate directly in writing to the Board. Please refer to “Shareholder Communications with the Board of Directors” of the Guidelines for further information. Because communications to the Board can be junk mail or spam, or relate to products and services, be solicitations, advertisements or job inquiries or otherwise relate to improper or irrelevant topics, a process has been approved by not less than a majority of the independent directors for screening communications.

Director Nomination Process

The Nominating and Corporate Governance Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to our Board and for filling vacancies occurring between annual meetings of shareholders.

This Committee will consider shareholder recommendations for candidates for the Board. Recommendations can be made in accordance with the “Selection of Directors - Shareholder Recommendations” of the Guidelines. The committee’s non-exclusive list of criteria for Board members is set forth in “Selection of Directors - Criteria” of the Guidelines. The Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

Meetings of Independent Directors

The Corporate Governance Guidelines provide that the independent directors will meet without any management directors present at least two times each year. In 2005, the independent directors met two (2) times.

Code of Conduct

We expect all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and employees to adhere to the highest standards of ethics and business conduct with each other, customers, shareholders and communities we serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in our various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. The Board adopted a comprehensive code of conduct in 2003 reflecting these policies. Our code of conduct is published on the Investor Information section of our website at www.midstatebank.com. Any change to or waiver of the code of conduct (other than technical, administrative, and other non-substantive changes) will be posted on our website or reported on a Form 8-K filed with the SEC. While the Board may consider a waiver for an executive officer or director, we do not expect to grant such waivers.

Committees of the Board

Among other committees, we have an audit, nominating and corporate governance, and compensation committees. The following describes for each of these three committees its current membership, the number of meetings held during 2005, and its function.

Audit Committee. Directors Andrews (Chairman), Flood, Heron, and Miner.

This Committee met six (6) times in 2005. Each member is an “independent director,” as defined by the Nasdaq rules and satisfies the additional SEC requirements for independence of audit committee members. Nasdaq rules further require each member be able to read and understand fundamental financial statements. In addition, our Board has determined that George H. Andrews is an “audit committee financial expert,” as defined by the SEC rules.

Pursuant to its Charter, the Audit Committee is a standing committee appointed annually by the Board. The Committee assists the Board of Directors in fulfilling its responsibility to the shareholders and depositors relating to the quality and integrity of our accounting systems, internal controls, financial-reporting processes, the identification, and assessment of business risks and the adequacy of overall control environment within Mid-State. The Committee’s authorities and responsibilities are set forth in the Audit Committee Charter, which is attached as Appendix “A” to this Proxy Statement. A copy of the Audit Committee’s Report for the year-ended December 31, 2005 is attached as Appendix “B” to this Proxy Statement.

Nominating and Corporate Governance Committee. Directors Flood (Chairman), Carey, and Maguire.

Each member of the Committee is an “independent director,” as defined by the Nasdaq rules.

The Committee met one (1) time in 2005. The Committee will, among other things:

•

Identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board, and recommend to the Board the nominees to stand for election as directors at the annual meeting of shareholders;

•	Develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between Mid-State and directors;

•	Identify Board members qualified to fill vacancies on any committee of the Board and recommend that the Board appoint the identified member or members to the respective committee;

•	Conduct an annual evaluation of the performance of the Board and report conclusions to the Board;

•	Develop and recommend to the Board a set of corporate governance principles applicable to Mid-State and review those principles at least once a year;

•	Review and recommend any needed changes, and address questions which may arise with respect to the code of conduct, and

•	Review on an annual basis non-employee director compensation and benefits and make recommendations to the Board on appropriate compensation.

Compensation Committee. Directors Morris (Chairman), Maguire, and Rains.

Each member of the Committee is an “independent director,” as defined by the Nasdaq rules. This Committee met four (4) times in 2005. The Committee will, among other things:

•	Establish proper compensation ranges for officers and employees through the review of an annual compensation strategy;

•	Review and recommend to the Board for approval the compensation of the Chief Executive Officer and other executive officers;

•	Ensure that the annual executive incentive compensation plan is administered in a manner consistent with Mid-State’s compensation strategy;

•	Subject to Board approval, administer the 2005 Equity Based Compensation Plan;

•	Make recommendations to the Board with respect to incentive compensation and equity-based compensation plans; and

•	Review with the Chief Executive Officer management succession and organizational developments.

A copy of the Compensation Committee’s Report for the year ended December 31, 2005 is attached as Appendix “C” to this proxy statement.

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee was a current or former officer or employee of Mid-State or its subsidiary during the year. The Chairman of the Compensation Committee during 2005, Director Gregory R. Morris, is the president and principal owner/shareholder of Morris & Garritano Insurance Agency. Morris & Garritano received broker commissions during 2005 in connection with the placement of insurance for Mid-State and its subsidiary. Such broker commissions were less than 5% of Morris & Garritano’s gross revenues for 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Bylaws and implementing resolutions provide for a total of ten (10) directors. We have a “Classified” Board of Directors. A “Classified” Board means that the directors are divided into three classes with staggered terms and approximately one-third of the Directors are elected at each annual meeting. As a result, the term of office of the current Class I Directors will expire at the 2006 Meeting or upon election and qualification of their successors. The Board of Directors has nominated each of the current Class I Directors to be elected at the Meeting as Class I Directors for a three-year term expiring at our annual meeting in 2009 or until their successors have been elected and qualified. At subsequent annual meetings of the shareholders, a number of directors will be elected equal to the number of directors with terms expiring at that annual meeting. The directors so elected at these subsequent annual meetings will each be elected for a three-year term.

Vote Required. Directors must be elected by a plurality of the votes cast at the meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes withheld for any nominee will not be counted.

Substitute Nominees. Although we know of no reason why any of the nominees would not be able to serve, if any nominee becomes unexpectedly unavailable for election, the proxies would vote your common stock to approve the election of any substitute nominee proposed by the Board. We may also choose to reduce the number of directors to be elected, as permitted by our Bylaws.

Slate of Directors

Trudi G. Carey has been a director of Mid-State Bancshares since 2000. She is president of The Carey Group, a Santa Barbara firm that specializes in architecture, planning, and construction administration. She has been a licensed architect, real estate broker, and general contractor practicing in the state of California since 1978. Ms. Carey is a member of Mid-State Bancshares’ Nominating and Corporate Governance Committee and Mid-State Bank & Trust’s Board Loan Committee.

H. Edward Heron has been a director of Mid-State Bancshares since 1999 when the Company merged with City Commerce Bank, where he was member of the board of directors. A real estate broker for 40 years, Mr. Heron is vice president and branch manager for Coldwell Banker in Santa Barbara. He is an honorary director for life for the California Association of Realtors. Mr. Heron is a member of Mid-State Bancshares’ Audit Committee and chairman of the Mid-State Bank & Trust Foundation.

James W. Lokey has been president and chief executive officer of Mid-State Bank & Trust and Mid-State Bancshares since 2000. During his tenure, the Bank has added a trust and investment management division and a leasing department, and acquired American Commercial Bank and Ojai Valley Bank. He is a director and executive committee member for the California Bankers Association and chairman of the organization’s Banker Benefits subsidiary. Mr. Lokey is a member of Mid-State Bancshares’ Loan Committee and a member of Mid-State Bank & Trust’s Board Loan Committee and Trust Services Committee.

Stephen P. Maguire has been a director of Mid-State Bancshares since 1999. He is an investment broker and president of Maguire Investments, a regional securities brokerage firm based in Santa Maria. He specializes in wealth management and municipal bonds while overseeing all aspects of the firm’s operations. Mr. Maguire is a member of Mid-State Bancshares’ Compensation Committee and Nominating and Corporate Governance Committee. He is chairman of Mid-State Bank & Trust’s Trust Services Committee.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, based on the absence of filings which beneficial owners of more than five percent of the outstanding shares of the Company’s common stock are required to make with the SEC, there are no beneficial owners of more than five percent of the outstanding shares of the Company’s common stock.

General Information About the Nominees and the Continuing Directors. Directors Carey, Heron, Lokey, and Maguire are currently directors of Mid-State. Each of the four (4) nominees has agreed to be named in this proxy statement and to serve if elected.

Unless stated otherwise, all of the nominees and the continuing directors have been continuously employed by their present employers for more than five years. None of our directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940. No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage, or adoption.

The following tables set forth certain information, as of March 31, 2006, with respect to the four (4) persons nominated by the Board of Directors for election, the six (6) continuing directors whose terms do not expire at the meeting and executive officers of Mid-State.

2006 Nominees

					Common Stock Beneficially Owned on March 31, 2006

Name, Address[1] and Relationship with the Company of Beneficial Owner	Principal Occupation for Past Five Years	Age	Year First[2] Elected or Appointed Director Bancshares/Bank	Term[3]	Number of Shares[4]	Percentage of Shares Outstanding[5]

Trudi G. Carey Director	Architect, Contractor, Real Estate Broker (The Carey Group, Inc.)	49	2000/Bancshares 2000/Bank	I	29,662[6]	.13%

H. Edward Heron Director	Vice President, Coldwell Banker	65	1999/Bancshares 1996/Bank	I	51,364[7]	.23%

James W. Lokey President/Chief Executive Officer, Mid-State Bancshares and Mid-State Bank & Trust	President/CEO, Mid-State Bank & Trust 3/1/00 to present and Mid-State Bancshares 6/1/01 to present; President, Downey Savings in 1997 and 1998	58	2000/Bancshares 2000/Bank	I	231,513[8]	1.04%

Stephen P. Maguire Director	President, Maguire Investments, Inc. (Investment Firm)	55	1999/Bancshares 1999/Bank	I	331,243[9]	1.48%

_________________________

1 The address for all persons listed is c/o Mid-State Bancshares, 1026 East Grand Avenue, Arroyo Grande, California 93420.

2 Service with Mid-State Bancshares, Mid-State Bank & Trust, or a bank which was acquired by merger by Mid-State Bank & Trust.

3 I-Term expiring in 2006; II-Term expiring in 2007; and III-Term expiring in 2008.

4 Except as otherwise noted, includes shares held by each person’s spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

5 Includes shares of common stock subject to stock option exercisable within 60 days.

6 Includes 20,000 shares of common stock subject to stock option exercisable within 60 days.

7 Includes 24,000 shares of common stock subject to stock option exercisable within 60 days.

8 Includes 198,181 shares of common stock subject to stock option exercisable within 60 days.

9 Includes 24,000 shares of common stock subject to stock option exercisable within 60 days.

Other Directors and Executive Officers

					Common Stock Beneficially Owned on March 31, 2006

Name, Address[10] and and Relationship with the Company of Beneficial Owner	Principal Occupation for Past Five Years	Age	Year First[11] Elected or Appointed Director Bancshares/Bank	Term[12]	Number of Shares[13]	Percentage of Shares Outstanding[14]

George H. Andrews Director	Certified Public Accountant, Andrews Galloway and Associates, Certified Public Accountants	59	2004/Bancshares 2004/Bank	II	67,566[15]	.30%

Daryl L. Flood Director	Retired	72	1998/Bancshares 1978/Bank	II	178,939[16]	.80%

Michael Miner Director	Chief Executive Officer, Miner’s Ace Hardware	53	2004/Bancshares 2004/Bank	II	10,145[17]	.05%

Gregory R. Morris Director	President, Morris & Garritano Insurance Agency	65	1998/Bancshares 1987/Bank	III	122,986[18]	.55%

Carrol R. Pruett Chairman of the Board	Chairman of the Board, Mid-State Bancshares and Mid-State Bank & Trust, President/Chief Executive Officer of Mid-State Bancshares Retired in 2001) and, Mid-State Bank & Trust (Retired in 2000)	68	1998/Bancshares 1967/Bank	III	405,947[19]	1.81%

Alan Rains Director	Chairman of the Board, A. Rains Inc., dba Rains Department Store	75	2003/Bancshares 2003/Bank	II	88,577[20]	.40%

Harry H. Sackrider Executive Vice President, Mid-State Bancshares and Executive Vice President/ Chief Credit Officer, Mid-State Bank & Trust	Chief Credit Officer, Mid-State Bank & Trust 2002 to present and prior to that was a lender with the Bank	61	—	—	56,360[21]	.25%

James G. Stathos Executive Vice President/ Chief Financial Officer, Mid-State Bancshares and Mid-State Bank & Trust	Chief Financial Officer, Mid-State Bank & Trust and Mid-State Bancshares 1998 to present. Appointed Executive Vice President/Chief Financial Officer of the Bank in April, 1991	60	—	—	137,676[22]	.62%

Directors and Executive Officers as a group (12 persons)					1,711,978[23]	7.65%

_________________________

10The address for all persons listed is c/o Mid-State Bancshares, 1026 East Grand Avenue, Arroyo Grande, California 93420.

11Service with Mid-State Bancshares, Mid-State Bank & Trust, or a bank which was acquired by merger by Mid-State Bank & Trust.

12I-Term expiring in 2006; II-Term expiring in 2007; and III-Term expiring in 2008.

13Except as otherwise noted, includes shares held by each person’s spouse (except where legally separated) and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

14Includes shares of common stock subject to stock option exercisable within 60 days.

15Includes 4,000 shares of common stock subject to stock option exercisable within 60 days.

16Includes 14,000 shares of common stock subject to stock option exercisable within 60 days.

17Includes 8,000 shares of common stock subject to stock option exercisable within 60 days.

18Includes 68,508 shares held by Mr. Morris as Trustee for Morris & Garritano Profit Sharing Trust, as to which Mr. Morris has sole voting and investment power; and 24,000 shares of common stock subject to stock option exercisable within 60 days.

19Includes 224,000 shares of common stock subject to stock option exercisable within 60 days.

20Includes 8,000 shares of common stock subject to stock option exercisable within 60 days.

21Includes 49,420 shares of common stock subject to stock option exercisable within 60 days.

22Includes 123,575 shares of common stock subject to stock option exercisable within 60 days.

23Includes 194,036 shares of common stock owned by the executive officers and shares subject to stock options exercisable within 60 days.

COMPENSATION AND RELATED MATTERS

Director Compensation.  Directors who are also officers of the Company do not receive additional compensation for their services as directors.  During 2005, the Company’s non-employee directors received a $14,400 annual retainer and $1,250 for each regular and special meeting attended.  The Chairman of the Board received $1,800 for meetings attended.  Members of the Committees received $400 for each committee meeting attended, while committee chairpersons received $600 per meeting attended. Members of the Audit Committee received $500 for meetings attended, while the committee chairperson received $1,000 for each meeting attended.  Directors are also reimbursed for any out-of-pocket expenses incurred during their duties as directors.  Total fees paid to directors in 2005 were $441,850.

Director Stock Option Awards. During 2005, the following stock options were granted: Director Carey received a stock option grant to purchase 20,000 shares of Mid-State Stock at an exercise price of $30.24 per share. The option is a non-qualified stock option grant issued under the 2005 Equity Based Compensation Plan that will be fully vested in five (5) years, and is exercisable for ten (10) years.

Executive Compensation. The Compensation Committee recommends for Board approval the executive compensation awarded to the executive officers, and determines the salaries of those executive officers based upon their experience, performance, and contribution to the success of Mid-State. The following table sets forth the aggregate compensation for services in all capacities paid or accrued by Mid-State or its banking subsidiary to the five (5) most highly compensated executive officers who received total annual salary and bonus of more than $100,000 during 2005.

Summary Compensation Table

Long-Term Compensation

		Annual Compensation			Awards		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)[24]	Other Annual Compensation* ($)[25]	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs** (#)	LT1P*** Payouts ($)	All Other Compensation ($)[26]

James W. Lokey President/Chief Executive Officer	2005 2004 2003	420,319[27] 397,067[28] 376,034[29]	402,876 159,582 301,178	1,308,906 0 60,186	0 0 0	43,945 46,417 62,950	0 0 0	33,916 23,803 21,247

James G. Stathos Executive Vice President/Chief Financial Officer	2005 2004 2003	260,098[30] 246,174[31] 233,500[32]	156,579 62,501 124,186	0 377,930 0	0 0 0	18,129 19,091 26,978	0 0 0	27,293 26,688 25,037

Harry H. Sackrider Executive Vice President/Chief Credit Officer	2005 2004 2003	221,155[33] 201,639[34] 179,170[35]	152,597 51,251 97,680	0 0 0	0 0 0	14,866 16,640 17,985	0 0 0	59,908[36] 68,663[37] 60,636[38]

Steven L. Harding Executive Vice President/ Corporate Banking Manager	2005 2004 2003	167,019[39] 152,456[40] 150,000[41]	94,867 24,412 47,400	0 41,331 0	0 0 0	15,000 6,088 10,000	0 0 0	41,724[42] 66,629[43] 46,639[44]

Eldon Shiffman Senior Vice President/Director of Trust & Investment Management Division	2005 2004 2003	156,058[45] 148,159[46] 144,437[47]	111,737 37,500 53,943	196,504 0 0	0 0 0	0 0 5,000	0 0 0	78,203[48] 86,745[49] 60,605[50]

*Represents the difference between the exercise price and the fair market value of each respective option on the date exercised in the year noted.

** SAR stands for “Stock Appreciation Rights” and refers to SARs payable in cash or stock, including SARs payable in cash or stock of the election of the Company or a named executive officer.

*** LT1P stands for “Long-Term Incentive Plan” and refers to any plan providing compensation intended to serve as an incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company’s stock price, or any other measure, but excluding restricted stock, stock option and SAR Plans.

_________________________

24Amounts shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

25No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each officer’s total annual salary and bonus.

26Includes Mid-State contribution to defined plans (qualified and non-qualified, and whether or not vested).

27Includes $18,000 accrued in 2005 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

28Includes $16,000 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

29Includes $12,000 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

30Includes $18,000 accrued in 2005 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

31Includes $16,000 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

32Includes $14,000 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

33Includes $18,000 accrued in 2005 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

34Includes $16,000 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

35Includes $14,000 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

36Includes 2005 Deferred Compensation Contribution of $33,173.

37Includes 2004 Deferred Compensation Contribution of $44,601.

38Includes 2003 Deferred Compensation Contribution of $36,667.

39Includes $14,000 accrued in 2005 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”

40Includes $9,225 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”

41Includes $10,742 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”

42Includes 2005 Deferred Compensation Contribution of $20,745.

43Includes 2004 Deferred Compensation Contribution of $43,215.

44Includes 2003 Deferred Compensation Contribution of $21,783.

45Includes $15,936 accrued in 2005 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

46Includes $14,859 accrued in 2004 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

47Includes $13,650 accrued in 2003 but deferred pursuant to Mid-State’s 401(k) Plan (see “Profit Sharing 401(k) Plan”).

48Includes 2005 Deferred Compensation Contribution of $53,885.

49Includes 2004 Deferred Compensation Contribution of $64,078.

50Includes 2003 Deferred Compensation Contribution of 37,154.

Stock Options. Mid-State currently has two active stock option plans, the 1996 Stock Option Plan (the “1996 Plan”) and the 2005 Equity Based Compensation Plan (the “2005 Plan”). Both plans are intended to advance our interests by encouraging stock ownership on the part of key employees and non-employee directors.

The 1996 Plan commenced in November 1996 and expired in May 2005. Under the 1996 Plan, there were options outstanding to purchase a total of 1,308,661 shares of common stock as of March 31, 2006. With the approval of the 2005 Plan in May of 2005, no additional grants have been made under the 1996 Plan.

The 2005 Plan was approved by shareholders on May 17, 2005, authorizing a maximum of 1,000,000 shares. The Company intends to use the 2005 Plan primarily to motivate senior management and senior producers that effectively influence shareholders’ value. The 2005 Plan authorizes the granting of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock awards (“Restricted Stock”), and performance share cash only awards. Subject to Board ratification, the Compensation Committee will determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than ten (10) years after the grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Company’s stock must be granted at 110% of the Fair Market Value of the stock. Unless the Committee determines otherwise, Awards do not vest or become exercisable until six (6) months after the date of grant.

Pursuant to the 2005 Plan, outstanding options and restricted stock awards were granted to directors and to key, full-time salaried officers and employees of Mid-State and its subsidiaries. As of March 31, 2006 there are 953,931 shares available for grant. The Incentive Stock Options (“ISO”) or Non-Qualified Stock Options (“NSO”) or restricted stock granted to date become exercisable in accordance with a vesting schedule established at the time of grant.

All options granted in the years indicated below to the named executive officers were incentive stock options and have an exercise price equal to the fair market value Mid-State’s Common Stock on the date of grant.

The following table furnishes certain information regarding stock options granted under the Stock Option Plan for James W. Lokey, James G. Stathos, Harry H. Sackrider, Steven L. Harding, and Eldon Shiffman.

Options/SAR Grants In 2005

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term

Name	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Options/ SARs Granted to Employees in 2005	Exercise or Base Price ($/Sh)[51]	Expiration Date	5% ($)	10% ($)

James W. Lokey	43,945	20.31%	$27.58	02/16/2015	762,222	1,931,620

James G. Stathos	18,129	8.37%	$27.58	02/16/2015	314,446	796,868

Harry H. Sackrider	14,866	6.87%	$27.58	02/16/2015	257,850	653,441

Steven L. Harding	15,000	6.93%	$27.58	02/16/2015	260,174	659,332

Eldon Shiffman	0	0	—	—	0	0

_________________________

51The exercise price was based on the fair market value of a share of common stock on the date of grant.

Aggregated Option/SAR Exercises in 2005

and Option/SAR Values

			Number of Securities Underlying Unexercised Options/SARs at 12/31/2005		Value of Unexercised In-the-Money Options/SARs at 12/31/2005[52]

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

James W. Lokey	114,290	1,308,906	144,517	152,440	1,532,938	792,910

James G. Stathos	0	0	101,791	62,653	952,598	324,580

Harry H. Sackrider	0	0	38,522	46,969	379,644	209,421

Steven L. Harding	0	0	15,217	25,871	158,668	68,178

Eldon Shiffman	16,582	196,504	25,418	3,000	316,249	28,950

Profit Sharing/401(k) Plan. Mid-State offers a combined Profit Sharing and 401(k) Plan to all of its eligible employees, and those of its banking subsidiary (the “Plan”). Eligible employees may participate in the Plan on the first of the month following 30 days of service. Employer contributions to the Profit Sharing and 401(k) Plan are vested on a five-year vesting schedule at 20% per year.

Contributions to the Profit Sharing portion of the Plan (the “Profit Sharing Plan”) are made entirely by Mid-State. Each year the Board of Directors, in its discretion, decides how much money, if any, will be contributed to the Plan depending on the amount of Mid-State’s profits for the year. Mid-State’s contribution to the Profit Sharing Plan is allocated among all eligible employees based on eligible pay. Employees must be actively employed at the end of the calendar year in order to receive the profit sharing contribution. No amounts are accrued or set aside for the account of non-employee directors. Mid-State contributed approximately $2,357,000 to the Profit Sharing Plan for the year ending December 31, 2005.

_________________________

52Unexercisable stock options represent those options granted, but not yet fully vested. Exercisable stock options represent the fully vested portion. Stock options vest at the rate of 20% per year from the date of grant. Value of options has been determined by multiplying number of shares by the difference between the closing price on December 30, 2005 of $26.75 per share, and the respective exercise price per share.

Under the 401(k) portion of the Plan (the “401(k) Plan”), each covered employee can make voluntary contributions to his or her account in an amount up to thirty percent (30%) of his or her base salary; such contributions vest immediately when made. Mid-State makes a contribution to the employee’s account in an amount equal to fifty percent (50%) of the employee’s contributions, up to a maximum of six percent (6%) of the employee’s salary. For the year ended December 31, 2005, Mid-State contributed approximately $628,000 to the 401(k) Plan.

Change in Control Agreements. Mid-State entered into “change in control” agreements with Messrs. Lokey, Sackrider, and Stathos as of January 9, 2002. Each agreement provides that, if a person who has acquired control of Mid-State terminates the officer within 36 months after such change in control other than for cause, disability or retirement (as such terms are defined in the agreement) or if, within 36 months of such a change in control, the officer terminates the agreement for good reason (as defined in the agreement), the officer will receive (i) a lump sum severance payment equal to three times his annual salary and bonus and (ii) continued benefits under all insured and self-insured employee welfare benefit plans for a period ending on the earliest of (A) three (3) years, (B) the commencement date of equivalent benefits from a new employer or (C) the officer’s normal retirement date under the terms of such plans. In general, a “change in control” includes a change in the majority of directors as a result of an election contest, an acquisition of 25% of the outstanding shares, a merger, consolidation, sale of substantially all the assets, a change in the majority of directors over a two (2) year period as well as any other transfer, voluntarily or by hostile takeover or proxy contest, operation of law or otherwise, of control of Mid-State.

Messrs. Harding and Shiffman also have a “change in control” agreement which are substantially identical to the ones described above except that the triggering event must occur within 24 months after a change in control and the amount of the lump sum payment is limited to two times his annual salary and bonus.

             Incentive Compensation Plan. The Board of Directors approved an annual Incentive Plan for the executive officers. The objective of the plan is to provide competitive compensation, warranted by performance, and aid in motivating and retaining key executives. Awards under the Plan are based on achievement of annual Bank objectives and individual objectives. Objectives are established in advance of the Plan year and approved by the Chairman, CEO, and the Compensation Committee, as well as by the Board, in conjunction with the annual budget. For purposes of calculating performance against the objectives for any year, profit (or income) is after-tax net income, as shown in the Consolidated Statement of Income for such year, as presented to the Board of Directors. Messrs. Lokey, Stathos, Sackrider, Harding and Shiffman are eligible for participation in the Plan.

Other Compensation. We have provided and plan to continue to provide our executive officers with automobiles, which are not available to all our employees. It is impracticable to estimate the percentage of the total costs of these benefits attributable to personal use. No amount is stated for the foregoing in the compensation table on page 14, since management has concluded that the amount of any personal benefits to any executive officer and to the principal officers as a group is less than the lesser of $50,000.00 per person or ten percent (10%) of the compensation reported under “Cash Compensation” for each such person and for the group.

Performance Graph. The following table and graph display five (5) year comparative total return performance information for Mid-State common stock, the Russell 3000, SNL Bank Index, and the SNL Western Bank Index. The information is prepared assuming $100.00 is invested in each of the four (4) potential investments, five (5) years ago. The performance information takes into account dividends paid and the price appreciation or depreciation of the stock(s). It should be noted that historical performance information is no guarantee of future performance.

Transactions with Management and Others. There have been no transactions, or series of similar transactions, during 2005, or any currently proposed transaction, or series of similar transactions, to which Mid-State or its wholly owned bank subsidiary was or is to be a party, in which the amount involved exceeded or will exceed $60,000.00 and in which any director (or nominee for director) of Mid-State, executive officer of Mid-State, any shareholder owning of record or beneficially 5% or more of Mid-State Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

Indebtedness of Management. Some of the current directors and executive officers of Mid-State and the companies with which they are associated have been customers of, and have had banking transactions with Mid-State, in the ordinary course of Mid-State’s business, and Mid-State expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of management of Mid-State, have not involved more than the normal risk of repayment or presented any other unfavorable features.

Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Exchange Act requires Mid-State’s directors, executive officers and ten percent (10%) or more shareholders of Mid-State’s equity securities to file with the SEC initial reports of ownership and reports of changes of ownership of Mid-State’s equity securities. Officers, directors and ten percent (10%) or more shareholders are required by SEC regulations to furnish Mid-State with copies of all Section 16(a) forms they file. To Mid-State’s knowledge, based solely on review of the copies of such reports furnished to Mid-State and written representations that no other reports were required, during the fiscal year ended December 31, 2005 all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent (10%) or more of Mid-State’s equity securities appear to have been met.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Mid-State has not yet selected its independent public accountants for the fiscal year ending December 31, 2006 but intends to do so later this year.

PricewaterhouseCoopers, LLP (“PWC”) audited Mid-State’s financial statements for the year ended December 31, 2005 and have been Mid-State’s accountants since July 2002. It is anticipated that a representative of PWC will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders regarding Mid-State’s financial statements.

Fees. All professional services rendered by PWC during 2005 were furnished at customary rates and terms.

The following table presents fees for professional audit services rendered by PWC for the fiscal years ended December 31, 2005 and 2004.

	2005	2004

Audit Services:
Consolidated financial statements
quarterly reviews, and Report on Internal Controls	$902,185	$823,000

Audit-Related Services:
Other-Professional services rendered in
connection with an acquisition or
proposed acquisition	0	0

Tax Services:
Compliance	57,875	46,000
Planning	0	13,600
Advice	23,775	47,145

Total tax service fees	81,650	106,745

Total Fees:	$983,835	$929,745

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees Mid-State paid PWC for professional services for the audit of Mid-State’s consolidated financial statements included in the Form 10-K and review of financial statements included in Form 10-Q’s, and for services that are normally provided by the accountant in connection with statutory and regulatory filings and engagements; “audit related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of Mid-State’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

For the fiscal year 2005 the Audit Committee considered and deemed the services provided by PWC compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from our independent public accountant.

SHAREHOLDER PROPOSALS AND NOMINATIONS

FOR THE 2007 ANNUAL MEETING

Proxy Statement Proposals. Under the rules of the SEC, proposals that shareholders seek to have included in the proxy statement for our next annual meeting of shareholders must be received by the Secretary of Mid-State not later than December 15, 2006.

Other Proposals and Nominations. Our Bylaws govern the submission of nominations for director or other business proposals that a shareholder wishes to have considered at a meeting of shareholders, but which are not included in Mid-State’s proxy statement for that meeting. Nominations for director must be made in accordance with Section 2.11 of our Bylaws, which is set forth in the notice of the meeting attached to this proxy statement.

ADDITIONAL INFORMATION

Under the Securities Exchange Act of 1934 Sections 13 and 15(d), periodic and current reports must be filed with the SEC. We electronically file the following reports with the SEC: Form 10-K (Annual Report), Form 10-Q (Quarterly Report), Form 11-K (Annual Report for Employees' Stock Purchase and Savings Plans), Form 8-K (Report of Unscheduled Material Events), insider trading reports (Forms 3, 4 and 5) and Form DEF 14A (Proxy Statement). We may file additional forms. The SEC maintains an Internet site, www.sec.gov, in which all forms filed electronically may be accessed. Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on our website: www.midstatebank.com. We post these reports to our website as soon as reasonably practicable after filing them with the SEC. None of the information on or hyperlinked from our website is incorporated into this proxy statement.

James G. Stathos

Secretary

APPENDIX “A”

AUDIT COMMITTEE CHARTER

MID-STATE BANCSHARES AND MID-STATE BANK & TRUST

Purpose:

The Audit Committee of Mid-State Bancshares (the “Company”) shall:

•	Provide assistance to the Board of Directors (the “Board”) in fulfilling its responsibilities with respect to its oversight of:

a.	The integrity of the Company’s financial statements;
b.	The Company’s compliance with legal and regulatory requirements;
c.	The independent auditor’s qualifications and independence; and
d.	The performance of the Company’s internal auditor (whether an internal department or through an outsourcing relationship) and independent auditors.

•	Prepare the Audit Committee’s report required by the Securities and Exchange Commission (the “Commission”) rules and include it in the Company's annual proxy statement.

•	Conduct any investigation appropriate to fulfilling its responsibilities.

The Audit Committee will have a clear understanding with the Company’s independent auditors that they must maintain an open and transparent relationship with the Audit Committee that the ultimate accountability of the independent auditors is to the Audit Committee. The independent auditors report directly to the Audit Committee.

Committee Membership:

The Audit Committee shall consist of no fewer than three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq listing standards, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. In addition, no member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Committee shall review and make a determination on the independence of each of its members not less frequently than yearly.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall be an “audit committee financial expert” as defined by the Commission. The Committee shall review and make a determination on “audit committee financial expert” status not less frequently than yearly.

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies without the approval of the Board. Other than in their capacity as a member of the board or any board committee, audit committee members may not accept any direct or indirect consulting, advisory or other compensatory payments from the issuer or any subsidiary. An audit committee member must not be an affiliated person of the issuer or any subsidiary apart from his or her capacity as a member of the board or any board committee.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Audit Committee members may be replaced by the Board at any time. The Board shall elect the Chairperson of the Audit Committee. The Chairperson will chair all regular sessions of the Audit Committee and set the agendas for Audit Committee meetings.

Meetings:

The Audit Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors, and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee will ensure that minutes of each of its meetings are prepared and distributed to the Board, and shall provide periodic summary reports to the Board. The permanent file of the minutes shall be maintained by the Company Secretary.

Committee Authority and Responsibilities:

The Audit Committee shall have the authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The internal audit function shall report on a direction and accountability basis to the Audit Committee. The Audit Committee shall have oversight responsibilities over internal audit as provided in the Internal Audit Charter (EP 101-8).

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation (i) to the independent auditors engaged for purposes of rendering an audit report or related work or performing other audit, review or attest services; (ii) to the internal auditor and staff or, if such function is out-sourced, the firm providing the internal audit function, (iii) any advisors employed by the Audit Committee; and (iv) for any ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

Financial Statement and Disclosure Matters:

The Audit Committee, to the extent it deems necessary or appropriate, shall:

•

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K, and the results of the audit.

•

Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

•

Discuss with management and the independent auditor significant accounting policies and financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

•	Review and discuss quarterly reports from the independent auditors on:

a.	All critical accounting policies and practices to be used as well as any changes or proposed changes in accounting policies.
b.

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•

Discuss with management prior to their release the Company's earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information. The chairman of the committee may represent the entire committee for purposes of this discussion.

•	Cause a representative of the committee to attend the Company’s Disclosure Committee meetings.
•

Discuss with management and the independent auditor the effect of regulatory and accounting initiatives, any off-balance sheet structures on the Company's financial statements, and rules, policies of, and examinations by, relevant banking regulators.

•

Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

•

Discuss with the independent auditor the matters required to be discussed by statement on auditing standards no. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•

Review any disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

•

Review findings reported by regulatory agencies, management’s response, and monitor corrective action on major deficiencies and cause internal audit to monitor and report to the Audit Committee the status of the corrective actions.

•

Review periodically (i) the reserve for loan losses and methods used in its determination; (ii) legal exposure from pending or threatened litigation; and (iii) management’s analysis of insurance coverage.

•	Discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies.

Oversight of the Company's Relationship with the Independent Auditor:

Review and evaluate the lead partner of the independent auditor team.

Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance, and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

Establish Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Meet with the independent auditor prior to the audit to discuss the proposed scope, planning and staffing of the audit.

Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work, access to required information, or any significant changes to the planned scope of the audit.

Review any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

Oversight of the Company's Internal Auditor:

Consistent with the provision of the Internal Audit Charter (EP 101-8), the Audit Committee shall:

Review and approve the appointment, removal, evaluation, and compensation of the internal auditor or, if such function is out-sourced, the firm providing the internal audit function.

Evaluate the internal audit process for establishing the annual internal audit plan and performance of the internal audit function.

Review the reports to management prepared by the internal auditor and management's responses.

Oversee internal audit activities, including discussing with management and the internal auditor, the internal audit functions, organization, objectivity, responsibilities, annual internal audit plans, budget, and staffing.

Review periodic progress reports covering the annual internal audit plan.

Review and monitor unresolved matters related to internal audit issues and the responses by management.

Ensure appropriate independence of the internal auditing function.

Compliance Oversight Responsibilities:

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees or other "whistleblowers" of concerns regarding questionable accounting or auditing matters.

Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

Discuss with the Company's Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Approve all related party transactions to which the Company is a party. “Related party transactions” refers to those transactions the disclosure of which is required pursuant to SEC Regulation S-K, Item 404.

Review the appropriateness of the practices utilized to reimburse executive officers and to assure compliance with the Company’s codes of ethics and conduct.

Limitation of Audit Committee's Role:

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX “B”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (“Committee”) of the Board of Directors is composed of four independent directors. The members of the Committee are: Director Andrews (Chairman), Director Flood, Director Heron, and Director Miner. Each member is an “independent director,” as defined by the Nasdaq rules and satisfies the additional SEC requirements for independence of audit committee members. In addition, the Board of Directors has determined that George H. Andrews is and “audit committee financial expert,” as defined by the SEC rules.

The Committee held six (6) meetings during 2005. During the course of the year, the Committee reviewed the Audit Committee Charter which, among other things, provides the Committee with authority to (i) control the outside auditor, (ii) make hiring and termination decisions concerning the auditor, and (iii) approve all non-audit services.

The Committee oversees the financial reporting process for Mid-State Bancshares (“Mid-State”) on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

In accordance with Statements on Accounting Standards (SAS) No. 61 and No. 90, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Mid-State and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audit conducted, the internal controls used by Mid-State, and the selection of Mid-State’s independent auditors.

Pursuant to the reviews and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

B-1

Signed and adopted by the Audit Committee this 1st day of March, 2006.

/s/ George H. Andrews

Committee Chairman

/s/ Daryl L. Flood

Committee Member

/s/ H. Edward Heron

Committee Member

/s/ Michael Miner

Committee Member

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

B-2

APPENDIX “C”

REPORT OF THE COMPENSATION COMMITTEE

MID-STATE BANCSHARES AND MID-STATE BANK & TRUST

The goals of the Mid-State Executive Compensation Program (the “Program”) are to attract and retain higher caliber executives, provide compensation in a cost efficient manner, encourage executive ownership of Mid-State Bancshares (“Mid-State”) common stock and motivate executives to maximize returns to shareholders, both annually and over the long-term.

The philosophy of the Program is to provide a total reward program that supports achievement of Mid-State’s goals and objectives and provides total compensation that is competitive in relation to that provided by comparable financial institutions.

Compensation for Mid-State’s executive officers includes the following components:

•

Salary – The principal objective of the salary program is to maintain salaries that are targeted at the 75th percentile of the market for comparable positions in similarly sized financial institutions.

•

Annual incentives – Annual incentives are designed to reward principally for overall annual Bank performance and provide total cash compensation that is targeted at the 75th percentile of the market when warranted by performance.

•

Long-term incentives – The principal objective of the long-term stock-based incentive program is to align the financial interests of executives with those of shareholders, provide incentive for executive ownership of Mid-State common stock, support the achievement of long-term financial objectives, and provide for long-term incentive reward and capital accumulation opportunities.

•

Benefits – The principal objectives of the benefits program provided for executives are to provide attractive benefits to retain key executives and provide financial planning opportunities to facilitate tax and estate planning.

CEO Compensation

In setting the Chief Executive Officer’s (the “CEO”) base salary and in determining his performance bonus for fiscal 2005, the Compensation Committee (the “Committee”) has considered Mid-State’s sustained revenue and profit growth in recent years.  In addition, the Bank continues to perform in the upper quartile of the industry peer group.  The CEO significantly contributed to this success.  Based on this performance, the Committee approved a salary increase and cash bonus.  The stock option grant made to the CEO was made at the fair market value.  All of the adjustments were made in accordance with the guidelines established in the executive compensation plan.

C-1

It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align Mid-State’s corporate objectives and the interests of our shareholders with competitive compensation practices in an equitable manner.

Signed and adopted by the Compensation Committee this 9th day of February 2006.

/s/ Gregory R. Morris

Committee Chairman

/s/ Stephen P. Maguire

Committee Member

/s/ Alan Rains

Committee Member

C-2

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS		FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed	ITEM 2. OTHER BUSINESS. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.
	01	Trudi G. Carey	☐	☐
	02	H. Edward Heron
	03	James W. Lokey
04	Stephen P. Maguire	The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement, and
Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies. Please mark if you will or will not attend the Annual Meeting in person.
					I (We) will attend	☐	will not attend	☐
Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)
Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at
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Signature	Signature	Date
NOTE: Please sign as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
/\ FOLD AND DETACH HERE /\

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/mdst Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

  You can view the Annual Report and Proxy Statement
  on the internet at www.midstatebank.com

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

MID-STATE BANCSHARES

     The undersigned hereby appoints Carrol R. Pruett and James G. Stathos, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Mid-State Bancshares Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held at The Clark Center, 487 Fair Oaks Avenue, Arroyo Grande, California, on Tuesday, May 16, 2006 at 7:30 p.m., local time, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

You can now access your Mid-State Bancshares account online.

Access your Mid-State Bancshares shareholder/stockholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Mid-State Bancshares, now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

BRING THIS ADMISSION TICKET WITH YOU TO THE MEETING ON MAY 16, 2006
DO NOT MAIL.

2006 Annual Shareholders Meeting
Tuesday, May 16, 2006
7:30 p.m.

The Clark Center
487 Fair Oaks Avenue
Arroyo Grande, California, 93420